SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2005

R.H. DONNELLEY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-07155	13-2740040
(State or other jurisdiction	(Commission	(I.R.S. Employer Identification No.)
of incorporation)	File Number)

1001 Winstead Drive, Cary NC	27513
(Address of principal executive offices)	(Zip Code)

R.H. Donnelley Inc.*

(Exact name of registrant as specified in its charter)

Delaware	333-59287	36-2467635
(State or other jurisdiction	(Commission	(I.R.S. Employer Identification No.)
of incorporation)	File Number)

1001 Winstead Drive, Cary NC	27513
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 297-1600

(Former name or former address, if changed since last report.)

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation. R.H. Donnelley Inc. became subject to the filing requirements of Section 15(d) on October 1, 1998 in connection with the public offer and sale of its 9⅛% Senior Subordinated Notes, which Notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelley Inc. is the obligor of 8⅞% Senior Notes due 2010 and 10⅞% Senior Subordinated Notes due 2012, and is now subject to the filing requirements of Section 15 (d) as a result of such Notes. As of May 1, 2005, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1: Press release issued by the Company on May 12, 2005

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 12, 2005, R.H. Donnelley Corporation (“we” or the “Company”) issued a press release announcing the election by the Board of Directors of the Company of Messrs. Scott Flanders and Alan Schultz as members of the Board of Directors of the Company. The Company also announced in that release that Mr. Kenneth Campbell, a member of the Board of Directors since November 1999, had retired from the Board. The effective date of all of these events was May 10, 2005. A copy of that press release is attached hereto as Exhibit 99.1.

Mr. Flanders fills the vacancy on the Board created by Mr. Campbell’s retirement. Mr. Schultz fills a vacancy created by the Board’s decision to expand the number of Board seats to 10. Each of Messrs. Flanders and Schultz has been designated as a Class II director under our Restated Certificate of Incorporation, with a term expiring at the 2007 Annual Meeting of Shareholders. Each of Messrs. Flanders and Schultz were determined by the Board to be independent within the meaning of all applicable laws and regulations. There are no arrangements pursuant to which either of Messrs. Flanders or Schultz was nominated or elected as a director. Neither of Messrs. Flanders or Schultz beneficially owned any shares of our Common Stock prior to his election.

Mr. Campbell had been a member of our Corporate Governance and Compensation and Benefits Committees. Upon their election and Mr. Campbell’s retirement, Mr. Flanders became a member of our Audit and Finance Committee, and Mr. Schultz became a member of our Compensation and Benefits Committee.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.H. Donnelley Corporation

	By:	/s/ Robert J. Bush

Robert J. Bush Vice President, General Counsel & Corporate Secretary

R.H. Donnelley Inc.

	By:	/s/ Robert J. Bush

Robert J. Bush Vice President, General Counsel & Corporate Secretary
DATE: May 12, 2005

EXHIBIT INDEX

EXHIBIT 99.1: Press release issued by the Company on May 12, 2005